UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2007

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      0-26224                 51-0317849
(State or other jurisdiction of   (Commission File Number)     (I.R.S.Employer
 incorporation or organization)                              Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
                (Address of Principal Executive Offices)  (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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Item 8.01 OTHER EVENTS.

On July 13, 2007, Integra LifeSciences Holdings Corporation (the "Company") announced the creation of its Medical Instrument selling organization, the formation of Integra Pain Management and the elimination of its recently acquired Bimeco operations.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.   Description of Exhibit
----------    ----------------------
99.1          Press release, dated July 13, 2007, issued by Integra LifeSciences
              Holdings Corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION


          Date: July 13, 2007
                                           By: /s/ Stuart M. Essig
                                           -------------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.  Description
----------   -----------
99.1         Press Release, dated July 13, 2007, issued by Integra LifeSciences
             Holdings Corporation.


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